Subsequent Events	12 Months Ended
May 31, 2026
Subsequent Events [Abstract]
Subsequent Events
25.	SUBSEQUENT EVENTS
On July 29, 2025, the Company’s board of directors has approved a three-year shareholder return plan, effective from the fiscal year 2026 (“Shareholder Return Plan”). On October 27, 2025, the Company’s board of directors has approved an ordinary cash dividend to be distributed in two installments as part of the shareholder return for the fiscal year 2026. The second installment US$93 million has been fully paid on June 2, 2026.
On July 28, 2026, to implement the Shareholder Return Plan for the fiscal year 2027, the Company’s board of directors has approved an ordinary cash dividend and a new share repurchase program. The aggregate amount of the cash dividend for the fiscal year 2027 is expected to be approximately US$300 million, to be paid in two installments in December 2026 and June 2027, respectively. Pursuant to the share repurchase program for the fiscal year 2027, the Company may repurchase up to US$200 million of its ADSs or common shares over the subsequent 12 months following the board approval.